UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 22, 1997



                             BONITO INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



              NEVADA                  33-55254-21             87-0438453
   (State or other jurisdiction       (Commission           (IRS Employer
          of incorporation)           File Number)       Identification No.)



              3098 SO. HIGHLAND DRIVE, SUITE 460
              SALT LAKE CITY, UTAH                               84106
              (Address of principal executive offices)         (Zip Code)




        Registrant's telephone number, including area code (801) 485-7775

Item 1.  Changes in Control of Registrant.

         On April 22, 1997, Sasha Belliston was elected a director of the Company, David R. Yeaman resigned as Secretary/Treasurer and Director, and Ms. Belliston was elected Secretary/Treasurer of the Company to serve until a successor is duly elected and qualified, or until an earlier resignation, removal or death.

         Mr. Yeaman also resigned as President and Director of Capital General Corporation and Yeaman Enterprises, Inc., the Company's two major shareholders. Krista Nielson, President and Director of the Company, was elected President of Capital General Corporation, and Ms. Belliston was elected President and Director of Yeaman Enterprises, Inc., and Vice President and Director of Capital General Corporation.

         The table below sets forth the percentage of voting securities of the Company beneficially owned by controlling shareholders, officers and directors, and officers and directors as a group.

                   Name and address                 Amount of            Percent
Title of class    of beneficial owner           beneficial ownership    of class
--------------    -------------------           --------------------    --------

Common Stock      Capital General Corporation          505,800            50.58%
                  3098 S. Highland Drive, Suite 460
                  Salt Lake City, Utah  84106

Common Stock      Yeaman Enterprises, Inc.             300,000            30.00%
                  3098 S. Highland Drive, Suite 460
                  Salt Lake City, Utah  84106

Common Stock      Krista Nielson                        40,000             4.00%
                  3098 S. Highland Drive, Suite 460
                  Salt Lake City, Utah  84106

Common Stock      All Officers and
                  Directors as a Group                 845,800            84.58%

         Capital General Corporation is a private corporation. The majority of its shares (80%) are owned by another private corporation, Yeaman Enterprises, Inc. Krista Nielson, the Company's President, owns 18.3% of the outstanding stock of Capital General Corporation. The stockholders of Yeaman Enterprises are the adult children of the family of David R. Yeaman, who resigned as an officer and director of the Company and simultaneously resigned as an officer and director of Capital General and Yeaman Enterprises. Ms. Belliston, Mr. Yeaman's daughter, is the principal shareholder of Yeaman Enterprises.

         Ms. Belliston's beneficial ownership of the securities of the Company is derived from the shares directly owned by Capital General and Yeaman Enterprises. Ms. Belliston beneficially owns shares of the Company which are owned by Yeaman Enterprises and Capital General in that she has the power to vote or direct the voting of the shares and the power to dispose of or to direct the disposition of the shares. Ms. Belliston and Ms. Nielson control and have beneficial ownership of the shares owned by Capital General and Yeaman Enterprises and exercise shared voting power and shared investment power over those shares.

         While Mr. Yeaman has resigned from his affiliation with the Company, Yeaman Enterprises and Capital General, it is contemplated that he will provide assistance as may be necessary for an orderly transition of their affairs. In addition, Mr. Yeaman may continue to be deemed an affiliate of the Company by virtue of his familial and historical relationships with the Company, its shareholders, officers and directors.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             BONITO INDUSTRIES, INC.



                                      By:  s\Krista Nielson
                                          --------------------------------------
                                          Krista Nielson, President and Director
Dated:  May 6, 1997